UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On March 11, 2013, the Company, CBRE Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Services”), and certain of Services’ subsidiaries, entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, for themselves and on behalf of the several underwriters listed in Schedule A thereto (collectively, the “Underwriters”), relating to the public offering of $800,000,000 in aggregate principal amount of Services’ 5.00% senior unsecured notes due 2023 (the “Notes”).

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-178800) (as amended, the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the prospectus supplement, dated March 11, 2013.

The proceeds from the sale of the Notes will be used to repay a portion of Services’ outstanding indebtedness under its senior secured credit facilities.

The Notes are governed by an Indenture, dated as of March 14, 2013 (the “Base Indenture”), among Services, the Company, the subsidiary guarantors parties thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of March 14, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among Services, the Company, the subsidiary guarantors parties thereto and the Trustee.

The Notes will mature on March 15, 2023 and will bear interest at a rate of 5.00% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2013. Prior to March 15, 2016, Services may redeem up to 35% of the original principal amount of the Notes using the proceeds of certain equity offerings. In addition, Services may redeem the Notes, in whole or in part, at any time prior to March 15, 2018 at a price equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, plus a “make-whole” premium. At any time and from time to time on or after March 15, 2018, Services may redeem the Notes, in whole or in part, at the redemption premium as described in the Notes, together with accrued and unpaid interest, if any, to the date of redemption. Upon the occurrence of a change of control of the Company as defined in the Indenture, Services must offer to purchase the Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of purchase.

The Company and each subsidiary of Services that guarantees the Company’s obligations under Services’ senior secured credit agreement fully and unconditionally guarantees the Notes on a senior unsecured basis. The guarantees by the guarantors of the Notes will rank pari passu to all existing and future senior indebtedness of the guarantors.

The Notes are senior unsecured obligations of Services. The Notes rank equal in right of payment with Services’ existing and future senior indebtedness and senior in right of payment to any of Services’ existing and future subordinated indebtedness. The Notes and guarantees will be effectively subordinated to all of the Services’ secured debt to the extent of the value of the assets securing such debt and structurally subordinated to all of the existing and future liabilities of our subsidiaries that do not guarantee the Notes.

The Indenture contains covenants that limit the Company’s ability and the ability of the Company’s subsidiaries to (i) create certain liens, (ii) enter into sale/leaseback transactions, and (iii) enter into mergers or consolidations. These covenants are subject to a number of important qualifications and exceptions contained in the Indenture.

Events of default under the Indenture include, among others, the following (subject in certain cases to grace and cure periods): nonpayment, breach of covenants in the Indenture, default of payment of principal or premium, if any, at final maturity, acceleration of certain indebtedness, failure to pay certain judgments and cessation of the guarantees.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Indenture.

Wells Fargo Bank, National Association, and its affiliates have provided in the past to the Company and its affiliates, and may provide to the Company and its affiliates from time to time in the future, certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business, for which they have received and may receive customary payments of interest, fees and commissions.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 11, 2013, among CBRE Group, Inc., CBRE Services, Inc. and certain of its subsidiaries, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, for themselves and on behalf of the several underwriters listed therein

5.1	Legal Opinion of Simpson Thacher & Bartlett LLP

5.2	Legal Opinion of Winstead PC

5.3	Legal Opinion of Quarles & Brady LLP

5.4	Legal Opinion of Wragge & Co LLP

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the anticipated use of proceeds from the offering of the Notes. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements speak only as of the date of the press releases and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2013	CBRE GROUP, INC.

	By:	/s/ GIL BOROK

Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 11, 2013, among CBRE Group, Inc., CBRE Services, Inc. and certain of its subsidiaries, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, for themselves and on behalf of the several underwriters listed therein

5.1	Legal Opinion of Simpson Thacher & Bartlett LLP

5.2	Legal Opinion of Winstead PC

5.3	Legal Opinion of Quarles & Brady LLP

5.4	Legal Opinion of Wragge & Co LLP